                                                               EXHIBIT 8
                                                               ---------



                                    AGREEMENT
                                    ---------
               This will confirm the agreement by and among all the undersigned that the statement on schedule 13D filed on or about this date (the "Schedule 13D") with respect to the beneficial ownership by the undersigned of shares of common stock, $.25 par value, of Charter Medical Corporation, a Delaware corporation, is being filed on behalf of each of the signatories named below (each, an "Investor" and together, the "Investors").

               This will also confirm the agreement by and among all the Investors that any amendment to such Schedule 13D which may be required to be filed shall be filed on behalf of each of the Investors.

               Each Investor listed on Schedule I hereto, by his, her or its execution hereof, hereby irrevocably makes, constitutes and appoints Gleacher & Co. Inc. as his, her or its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in his, her or its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file (i) the Schedule 13D and all amendments thereto and (ii) all certificates and other instruments deemed advisable by Gleacher & Co. Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended.

               Each Investor listed on Schedule II hereto, by his, her or its execution hereof, hereby irrevocably makes, constitutes and appoints each of E. Byron Hensley, Jr. and Thomas P. Riley as his, her or its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in his, her or its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file (i) the Schedule 13D and all amendments thereto and (ii) all certificates and other instruments deemed advisable by E. Byron Hensley, Jr. or Thomas P. Riley to comply with the provisions of the Securities Exchange Act of 1934, as amended.

               This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Dated:  February 13, 1995



     /s/ Gregory T. Torres
     ---------------------
     Gregory T. Torres



















     NYFS12...:\99\48499\0005\2468\EXH2065P.350

     /s/ Gerald M. Bereika
     -----------------------------
     Gerald M. Bereika

     /s/ Peter P. Polloni
     -----------------------------
     Peter P. Polloni

     /s/ Peter W. Mair
     -----------------------------
     Peter W. Mair

     /s/ Elizabeth J. Hopper
     -----------------------------
     Elizabeth J. Hopper

     /s/ Eric J. Gleacher
     -----------------------------
     Eric J. Gleacher

     /s/ James Goodwin
     -----------------------------
     James Goodwin

     /s/ Charles G. Phillips
     -----------------------------
     Charles G. Phillips

     /s/ H. Conrad Meyer
     -----------------------------
     H. Conrad Meyer

     /s/ Richard A. Derbes
     -----------------------------
     Richard A. Derbes

     /s/ Emil W. Henry, Jr.
     -----------------------------
     Emil W. Henry, Jr.

     /s/ Robert W. Kitts
     -----------------------------
     Robert W. Kitts

     /s/ Jeffrey H. Tepper
     -----------------------------
     Jeffrey H. Tepper

     /s/ Robert A. Engel
     -----------------------------
     Robert A. Engel

     /s/ Andrew Gilman
     -----------------------------
     Andrew Gilman

     /s/ Marie A. Gentile
     -----------------------------
     Marie A. Gentile

     GLEACHER 7 INVESTORS L.P.

     By: Gleacher & Co. Inc., its
           General Partner

     By: /s/ Emil W. Henry, Jr.
         ------------------------------
         Name: Emil W. Henry, Jr.
         Title: Managing Director

     OLSTEN SERVICE CORP.

     By: /s/ Laurin L. Laderoute, Jr.
         ------------------------------
         Name: Laurin L. Laderoute, Jr.
         Title: Vice President

     /s/ Eric J. Gleacher
     -----------------------------
     Eric J. Gleacher,
       as custodian
       for Jay S. Gleacher

     /s/ Eric J. Gleacher
     -----------------------------
     Eric J. Gleacher,
       as custodian
       for Patricia G. Gleacher

     /s/ Eric J. Gleacher
     -----------------------------
     Eric J. Gleacher,
       as custodian
       for William R. Gleacher

     /s/ James E. Gleacher
     -----------------------------
     James E. Gleacher

     /s/ John G. Gleacher
     -----------------------------
     John G. Gleacher

     /s/ Sarah E. Gleacher
     -----------------------------
     Sarah E. Gleacher

     /s/ Diane Hensley Ramponi
     -----------------------------
     Diane Hensley Ramponi,
         as Trustee of the Lauren Carroll Education Trust

     /s/ Thomas P. Riley
     -----------------------------
     Thomas P. Riley,
         as Trustee of the Lauren Carroll Education Trust

     /s/ Christina Hensley Bair
     -----------------------------
     Christina Hensley Bair

     /s/ Christina Hensley Bair
     -----------------------------
     Christina Hensley Bair,
         as Trustee of the Emily Cristina Bair Education Trust

     /s/ Thomas P. Riley
     -----------------------------
     Thomas P. Riley,
         as Trustee of the Emily Cristina Bair Education Trust


     /s/ Christina Hensley Bair
     -----------------------------
     Christina Hensley Bair,
         as Trustee of the Nicholas Hensley Bair Education Trust

     /s/ Thomas P. Riley
     -----------------------------
     Thomas P. Riley,
         as Trustee of the Nicholas Hensley Bair Education Trust

     /s/ Martha Faye Koysh
     -----------------------------
     Martha Faye Koysh

     /s/ Lana Hensley Hoffman
     -----------------------------
     Lana Hensley Hoffman

     /s/ Ruth Ann Roberts
     -----------------------------
     Ruth Ann Roberts

     /s/ E. Byron Hensley, Jr.
     -----------------------------
     E. Byron Hensley, Jr.

     /s/ Susan MacKenzie
     -----------------------------
     Susan MacKenzie,
         as Trustee of the Jameson Robert Riley Education Trust

     /s/ Mark Morin
     -----------------------------
     Mark Morin,
         as Trustee of the Jameson Robert Riley Education Trust

     /s/ Susan MacKenzie
     -----------------------------
     Susan MacKenzie,
         as Trustee of the Katlyn MacKenzie Riley Education Trust

     /s/ Mark Morin
     -----------------------------
     Mark Morin,
         as Trustee of the Katlyn MacKenzie Riley Education Trust

     /s/ Susan MacKenzie
     ------------------------------
     Susan MacKenzie,
         as Trustee of the Bethany Ann Riley Education Trust

     /s/ Mark Morin
     ------------------------------
     Mark Morin,
         as Trustee of the Bethany Ann Riley Education Trust

     /s/ Thomas P. Riley
     ------------------------------
     Thomas P. Riley

     /s/ Donald R. Monack
     ------------------------------
     Donald R. Monack

     /s/ Leonard O. Henry
     ------------------------------
     Leonard O. Henry

     /s/ Janice L. Quiram
     ------------------------------
     Janice L. Quiram

     /s/ Alan L. Hollis
     ------------------------------
     Alan L. Hollis

     /s/ Lois Simon
     ------------------------------
     Lois Simon

     /s/ Wayne J. Stelk
     ------------------------------
     Wayne J. Stelk

     /s/ William F. Murdy
     ------------------------------
     William F. Murdy

     /s/ Frank N. Liguori
     ------------------------------
     Frank N. Liguori

     HARRIS & HARRIS GROUP, INC.


     By: /s/ Robert B. Schulz
         ------------------------------
         Name: Robert B. Schulz
         Title: President and CEO